UNITED STATES

                SECURITIES AND EXCHANGE COMMISSION

                      Washington, D.C.  20549

                            FORM N-CSR

       CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

                       INVESTMENT COMPANIES

          Investment Company Act file number:  811-9521

                      MANAGERS AMG FUNDS
        (Exact name of registrant as specified in charter)

          40 Richards Avenue, Norwalk, Connecticut 06854
       (Address of principal executive offices)  (Zip code)


                     The Managers Funds LLC
         40 Richards Avenue, Norwalk, Connecticut 06854
             (Name and address of agent for service)

Registrant's telephone number, including area code:  (203) 857-5321

Date of fiscal year end:        FEBRUARY 28, 2003

Date of reporting period:       FEBRUARY 28, 2003


ITEM 1.  REPORT TO SHAREHOLDERS
===============================

              [LOGO OMITTED:  MANAGERS AMG FUNDS]

     [LOGO OMITTED:  SYSTEMATIC FINANCIAL MANAGEMENT, L.P.]


                    SYSTEMATIC VALUE FUND
                    ---------------------

                        Annual Report
                      February 28, 2003

                    SYSTEMATIC VALUE FUND
                    ---------------------

                        Annual Report
                      February 28, 2003

                      TABLE OF CONTENTS
                      -----------------

                                                         Begins
                                                         on Page
                                                         -------
LETTER TO SHAREHOLDERS .................................    1

PORTFOLIO MANAGER COMMENTS AND SCHEDULE OF
  PORTFOLIO INVESTMENTS ................................    3

SUMMARY OF INDUSTRY WEIGHTINGS AND TOP TEN HOLDINGS ....    6

FINANCIAL STATEMENTS:
 Statement of Assets and Liabilities  .................... 10
   Fund balance sheet, net asset value (NAV) per share
   computation and cumulative undistributed amount
  Statement of Operations ................................ 11
   Detail of sources of income, Fund expenses, and
   realized and unrealized gains (losses) during
   the period
Statement of Changes in Net Assets ....................... 12
  Detail of changes in Fund assets for the period

FINANCIAL HIGHLIGHTS ..................................... 13
  Net asset value per share, total return, expense
  ratios, turnover ratio and net assets

NOTES TO FINANCIAL STATEMENTS ............................ 14
  Accounting and distribution policies, details of
  agreements and transactions with Fund management
  and affiliates

REPORT OF INDEPENDENT ACCOUNTANTS......................... 18

TRUSTEES AND OFFICERS .................................... 19


LETTER TO SHAREHOLDERS
------------------------------------------------------------------
Dear Fellow Shareholders:

For the financial markets, the economy and humanity alike, it has been a very difficult year. As I write this in the quiet of my office, there are American soldiers far away from home fighting for their lives and for our security. This conflict and the build-up to it, have weighed heavy on the financial markets during the past year. For the past few months in particular, it seems that regardless of the financial or economic news, the markets have moved as a result of changing perceptions surrounding the possibility, timing and duration of a war in Iraq. While this is understandable, it is challenging in that it has obscured many of the other important factors that typically drive investment decisions. In addition, uncertainty about the war has impeded the progress of the economy, as business managers have remained conservative in terms of capital expenditures and hiring, while consumers seem to be curbing their spending.

The Fund commenced during one of the worst periods in the history of the financial markets. Despite a strong report of economic growth during the 1st quarter of 2002, corporate profitability continued to be disappointing and investors lost more and more confidence due to what seemed to be a constant stream of new revelations of corporate fraud. From the Fund's inception, on April 1 to July 23 the S&P 500 dropped 30% to what, at that time, was its lowest level in over five years. Despite being essentially fully invested throughout that period, the Fund lost only 22%. While we are never pleased to lose money, we must accept market volatility in a fully invested equity portfolio and we are quite satisfied to have significantly outperformed during this sharp downtrend. The Fund's relatively heavy and effective allocation in the healthcare sector along with relatively little exposure in telecommunications companies contributed to the Fund's outperformance. For the remainder of the Fund's fiscal year (through February 28, 2003) the portfolio participated in, and basically matched the volatility of the broad market. For the entire period, the Fund returned -18.91% while the Fund's primary benchmark, the Russell 1000 Value Index, returned - 22.66%. A more detailed description of Systematic Financial Management's investment process and the Fund's results is presented within this report.

Although we well understand the cyclicality of markets, we take little comfort in the fact that equity markets have rarely if ever gone down four years in a row. We believe that prices and interest rates have come

------------------------------------------------------------------
down for valid reasons and that their future direction depends upon future events and the resolution of current uncertainties. We also believe that although the stock market's price declines were broad in the past few years, any continuation or reversal will be more disparate. The current environment is weeding out excess competition and should create a foundation from which quality businesses can prosper. We continue to believe that it is during these times that skilled, focused investment managers can build portfolios that will reward us in the years to come.

Should you have any questions about this report, please feel free to contact us at 1-800-835-3879, or visit our website, www.managersamg.com. We thank you for your investment.

Sincerely,

/s/ Peter M. Lebovitz
Peter M. Lebovitz
President
Managers AMG Funds

------------------------------------------------------------------
SYSTEMATIC VALUE FUND
Portfolio Manager Comments
------------------------------------------------------------------

INVESTMENT PHILOSOPHY & PROCESS
-------------------------------
Systematic Financial Management believes that superior long-term returns can be achieved through the construction and management of a diversified, fundamentally sound portfolio. We do not buy companies simply because they are cheap based on traditional valuation methods. Many of these companies only get cheaper because there is no catalyst for price appreciation. Our goal is to avoid "cheap" companies and to invest in "value" companies that have a confirmed catalyst for stock price appreciation. We believe a company's ability to generate earnings above Wall Street expectations, coupled with our rigorous fundamental research to validate the strength, quality and sustainability of stronger earnings, is the best tangible evidence to trigger stock price appreciation.

The bottom-up process that follows our investment philosophy starts with a quantitative screen of companies with market capitalization greater than $2.5 billion. These companies are then ranked by low forward P/E and positive earnings surprise in order to generate a focus list of approximately 150 stocks. From this 150 stock focus list, we conduct rigorous fundamental analysis that must confirm the stock's value and catalysts for appreciation. We focus on low P/E stocks of companies that exhibit strong and improving margins and operating cash flow in order to avoid stocks that had a positive earnings surprise simply because of accounting gimmicks. In order to validate the quality and sustainability of the positive earnings surprise, the investment team examines historical financial statements, participates in management conference calls, and attends analysts' meetings.

Portfolio construction is bottom-up based on individual security selection. We select the most attractive investment opportunities that result from our in-depth fundamental analysis. Investment criteria include low forward P/E, improving margins, strong cash flow generation, strong business models, and strong earnings generation as well as excellent potential for continued positive earnings surprises. Buy decisions are made by consensus among the investment team with lead responsibility coming from senior members Joe Joshi, Kevin McCreesh, and Ronald Mushock. A portfolio of our best ideas is constructed with 65 to 75 securities. As risk controls, we limit the portfolio to a maximum of 30% in any one sector and 5% in any individual stock. In addition, our sector weightings remain within +/- 5% of the benchmark Russell 1000 Value Index ("Russell 1000 Value"). Systematic employs a fully invested strategy; therefore, cash is typically 0-5% of the portfolio, with an absolute maximum of 10%.

Our sell discipline is the inverse of our selection methodology. We sell stocks when price appreciation causes P/E expansion to fair value. In addition, we will sell a position if there are other investment opportunities that are more attractive on a relative valuation and expected return basis. If our analysis leads us to

------------------------------------------------------------------
SYSTEMATIC VALUE FUND
Portfolio Manager Comments (continued)
------------------------------------------------------------------
anticipate downward estimate revisions or a possible negative earnings surprise, we will also sell a stock. And finally, in the event of a reported negative earnings surprise, we sell the position from our portfolio.

PERFORMANCE REVIEW
------------------
The market environment at the end of 2002 was eerily similar to what we experienced at the beginning of the year. Shaky consumers and investors, uncertainty regarding the timing and magnitude of a sustainable economic recovery, and major interest rate cuts all figured prominently late in the year. The fourth quarter of 2002 brought very welcome relief in the form of positive equity returns, though only mildly easing another disappointing year. Treasuries powered ahead, and with geopolitical concerns in Iraq and North Korea heating up, gold regained much of its former luster.

Despite this challenging situation, the Systematic Large Cap Value Fund (the "Fund") outperformed the benchmark Russell 1000 Value since the Fund's inception on April 1, 2002. The past year was characterized by conflicting scenarios. Growth in corporate earnings turned positive in the second quarter, but was quickly sabotaged by steep drops in consumer confidence. Stocks with positive earnings surprises generally were not rewarded while investors turned to deeply cyclical companies with poor current earnings in hopes of a market recovery.

Stock selection was very rewarding in the Utilities, Telecommunication Services and Consumer Staples sectors, as the stocks held in the Fund provided significantly better returns relative to the same sectors in the Russell 1000 Value. Underweight positions in Financials and Utilities, and overweighting in Health Care also contributed positively to Fund performance. In contrast, stock selection in the Consumer Discretionary and Industrials sectors, combined with an overweight position in Information Technology, detracted from portfolio returns.

Because our investment process is a bottom-up stock picking strategy sector over/under weights relative to the benchmark reflect investments where favorable factors are most concentrated. Currently the Fund is overweighted in Information Technology and Health Care, and underweighted in Materials, Industrials and Financials. Despite the underweight allocation in Financials, it is important to note that this sector makes up the largest portion at just under 30% of the portfolio. As short-term uncertainties regarding the improving economic environment and conflicts abroad subside, we expect the ongoing recovery will be reflected in stronger market returns and compelling company fundamentals.

------------------------------------------------------------------
SYSTEMATIC VALUE FUND
Portfolio Manager Comments (continued)
------------------------------------------------------------------
CUMULATIVE TOTAL RETURN PERFORMANCE
-----------------------------------
The Fund's cumulative total return is based on the daily change in net asset value (NAV), and assumes that all distributions were reinvested. This chart compares a hypothetical $10,000 investment made in Systematic Value Fund on April 1, 2002 to a $10,000 investment made in the Russell 1000 for the same time period. The graph and chart do not reflect the deduction of taxes that a share-holder would pay on a Fund distribution or redemption of shares. Past performance is not indicative of future results. Total returns would have been lower had certain expenses not been reduced.

The tables following the performance chart display a full breakdown of the sector allocation of the Fund as well as the top ten positions as of February 28, 2003.

                Value of             Value of Russell
Month           $10,000 Investment   1000 Value Index
-----------     ------------------   ----------------
Apr 1, 2002           $10,000            $10,000
Apr-02                  9,740              9,689
May-02                  9,860              9,738
Jun-02                  9,280              9,179
Jul-02                  8,830              8,326
Aug-02                  8,830              8,389
Sep-02                  7,940              7,456
Oct-02                  8,510              8,008
Nov-02                  8,880              8,513
Dec-02                  8,380              8,143
Jan-03                  8,320              7,946
Feb-03                  8,109              7,734


                TOTAL RETURN FROM
       APRIL 1, 2002* TO FEBRUARY 28, 2003:
       ------------------------------------
SYSTEMATIC VALUE FUND            -18.91%

Russell 1000 Value Index         -22.66%

* Commencement of operations.

------------------------------------------------------------------
SYSTEMATIC VALUE FUND
Summary of Fund Information
------------------------------------------------------------------
SUMMARY OF INDUSTRY WEIGHTINGS (unaudited)
------------------------------------------------------------------

                            PERCENTAGE OF       PERCENTAGE OF
MAJOR SECTORS               NET ASSETS          RUSSELL 1000 VALUE
-----------------------     -------------       ------------------
Financials                     28.7 %                 34.1 %
Consumer Discretionary         13.0                   12.1
Energy                          9.8                   11.0
Information Technology          9.4                    5.8
Health Care                     7.8                    3.9
Industrials                     7.1                    8.4
Telecommunication Services      6.3                    6.7
Utilities                       5.7                    6.2
Consumer Staples                4.4                    6.6
Materials                       4.3                    5.2
Other                           3.5                    0.0


------------------------------------------------------------------
TOP TEN HOLDINGS (unaudited)
------------------------------------------------------------------

                                      PERCENTAGE OF
SECURITY NAME                         NET ASSETS
-------------------------             -------------
Exxon Mobil Corp.*                        3.6 %
Wachovia Corp.*                           2.9
Citigroup, Inc.*                          2.6
Bank of America Corp.*                    2.4
Verizon Communications, Inc.*             2.3
Anthem, Inc.*                             2.2
Exelon Corp.                              2.0
American Express Co.                      1.9
Wells Fargo & Co.                         1.9
United Technologies Corp.                 1.7
                                         ------
Top Ten as a Group                       23.5 %
                                         ======
* Top Ten Holding at August 31, 2002


-------------------------------------------------------------------------
SYSTEMATIC VALUE FUND
SCHEDULE OF PORTFOLIO INVESTMENTS
February 28, 2003
-------------------------------------------------------------------------
                                            SHARES             VALUE
-------------------------------------------------------------------------
COMMON STOCKS - 96.5%
CONSUMER DISCRETIONARY - 13.0%
Abercrombie & Fitch Co., Class A*           1,900          $   52,250
Altria Group, Inc.                          3,200             123,680
Brinker International, Inc.*                2,600              72,072
Carnival Corp.                              4,600             105,662
Clear Channel Communications, Inc.*         2,100              76,671
Comcast Corp., Class A*                     3,008              87,894
Fox Entertainment Group, Inc.*              5,000             133,650
Lear Corp.*                                 2,700             102,546
Lennar Corp.                                2,000             107,980
Michaels Stores, Inc.*                      2,500              58,750
Staples, Inc.*                              4,500              77,895
                                                           ------------
TOTAL CONSUMER DISCRETIONARY                                  999,050
                                                           ------------
CONSUMER STAPLES - 4.4%
Coca-Cola Co., The                          1,500              60,330
Dean Foods Co.*                             2,800             118,076
Estee Lauder Cos., Inc., The                1,800              50,490
Procter & Gamble Co.                        1,300             106,418
                                                           ------------
TOTAL CONSUMER STAPLES                                        335,314
                                                           ------------
ENERGY - 9.8%
ChevronTexaco Corp.                         2,000             128,340
ConocoPhillips                              2,000             101,400
Devon Energy Corp.                            800              38,560
ENSCO International, Inc.                   2,100              58,758
Exxon Mobil Corp.                           8,100             275,562
Sunoco, Inc.                                2,600              92,014
Tidewater, Inc.                             1,900              58,178
                                                           ------------
TOTAL ENERGY                                                  752,812
                                                           ------------
FINANCIALS - 28.7%
American Express Co.                        4,400             147,752
American International Group, Inc.          2,300             113,367
Bank of America Corp.                       2,700             186,948
Bear Stearns Cos., Inc., The                1,300              81,432
Citigroup, Inc.                             5,900             196,706
Countrywide Financial Corp.*                1,800              96,102
Fannie Mae                                  1,700             108,970
Goldman Sachs Group, Inc.                   1,200              83,340
JP Morgan Chase & Co.                       3,200              72,576
Lincoln National Corp.                      3,599             101,960
Marsh & McLennan Cos., Inc.                 1,700              69,190
Merrill Lynch & Co., Inc.                   2,300              78,384
MGIC Investment Corp.                       1,800              71,028
Morgan Stanley                              2,100              77,385
National Commerce Financial Corp.           2,700              65,556
Renaissance Holdings, Ltd.                  3,200             118,656
Simon Debartolo Group, Inc.                 2,300              79,672
Sovereign Bancorp, Inc.                     7,100              96,418
Travelers Property Casualty Corp., Class A     64               1,002
Travelers Property Casualty Corp., Class B    133               2,115


The accompanying notes are an integral part of these financial statements.

                                 7

-------------------------------------------------------------------------
SYSTEMATIC VALUE FUND
SCHEDULE OF PORTFOLIO INVESTMENTS (continued)
-------------------------------------------------------------------------
                                            SHARES             VALUE
-------------------------------------------------------------------------
FINANCIALS (continued)
Wachovia Corp.                              6,200          $  219,976
Wells Fargo & Co.                           3,200             145,120
                                                           ------------
TOTAL FINANCIALS                                            2,213,655
                                                           ------------
HEALTH CARE - 7.8%
AdvancePCS*                                 2,300              64,285
Anthem, Inc.*                               2,800             166,908
Bristol-Myers Squibb Co.                    3,100              72,230
Genzyme Corp. - General Division*           2,000              62,360
Johnson & Johnson                           1,600              83,920
Pfizer, Inc.                                3,400             101,388
Watson Pharmaceuticals, Inc.*               1,600              49,488
                                                           ------------
TOTAL HEALTH CARE                                             600,579
                                                           ------------
INDUSTRIALS - 7.1%
Allied Waste Industries, Inc.*              5,700              47,025
American Power Conversion Corp.*            5,000              78,200
Deere & Co.                                 1,300              53,793
General Dynamics Corp.                      1,900             112,594
Rockwell Automation, Inc.                   5,400             124,254
United Technologies Corp.                   2,300             134,734
                                                           ------------
TOTAL INDUSTRIALS                                             550,600
                                                           ------------
INFORMATION TECHNOLOGY - 9.4%
Agilent Technologies, Inc.*                 2,200              29,040
Amdocs, Ltd.                                4,300              56,459
Analog Devices, Inc.*                       3,500             102,060
BMC Software, Inc.*                         3,600              69,840
Cisco Systems, Inc.*                        3,000              41,940
EMC Corp.*                                 14,000             103,460
Intel Corp.                                 6,200             106,950
International Business Machines Corp.       1,600             124,720
Nokia Corp. - Sponsored ADR (1)             4,000              52,920
Seagate Technology                          3,800              35,226
                                                           ------------
TOTAL INFORMATION TECHNOLOGY                                  722,615
                                                           ------------
MATERIALS - 4.3%
Alcoa, Inc.                                 4,100              84,050
Placer Dome, Inc.                          10,000              98,300
Rohm & Haas Co.                             2,600              74,204
Temple-Inland, Inc.                         1,800              75,420
                                                           ------------
TOTAL MATERIALS                                               331,974
                                                           ------------
TELECOMMUNICATION SERVICES - 6.3%
AT&T Wireless Services, Inc.*              16,900              99,879
Nextel Communications, Inc.*                7,000              98,560
Verizon Communications, Inc.                5,100             176,358
Vodafone Group PLC - Sponsored ADR (1)      6,300             114,030
                                                           ------------
TOTAL TELECOMMUNICATION SERVICES                              488,827
                                                           ------------
UTILITIES - 5.7%
Edison International*                       9,200             113,712
Exelon Corp.                                3,100             152,365
FPL Group, Inc.                             1,700              95,216

The accompanying notes are an integral part of these financial statements.

                                 8

-------------------------------------------------------------------------
SYSTEMATIC VALUE FUND
SCHEDULE OF PORTFOLIO INVESTMENTS (continued)
-------------------------------------------------------------------------
                                            SHARES             VALUE
-------------------------------------------------------------------------
UTILITIES (continued)
PPL Corp.                                   2,300              80,891
                                                           ------------
TOTAL UTILITIES                                               442,184
                                                           ------------
TOTAL COMMON STOCKS
  (cost $7,654,482)                                         7,437,610

SHORT-TERM INVESTMENTS - 5.6%
OTHER INVESTMENT COMPANIES - 4.0%(2)
Alliance Capital Management Prime
 Portfolio, 1.25%(3)                       12,000              12,000
Blackrock Provident Institutional Tempcash
 Fund, 1.31%(3)                            12,000              12,000
JPMorgan Prime Money Market Fund,
 Institutional Class Shares, 1.24%        257,572             257,572
New York Life Investment Management LLC
 Institutional Fund, 1.31%(3)              12,000              12,000
Reserve Primary Fund, 1.27%(3)             12,000              12,000
                                                           ------------
Total Other Investment Companies
 (cost $305,572)                                              305,572
                                                           ------------
VARIOUS REPURCHASE AGREEMENTS - 1.6%(3) ---------
 dated 02/28/03, due 03/03/03,1.37% to  PRINCIPAL
 1.39%, total to be received $125,006   AMOUNT
 (secured by $127,500 U.S. Government   ---------
 Agencies), at cost                     $ 125,000             125,000
                                                           ------------
Total Short-Term Investments
 (cost $430,572)                                              430,572
                                                           ------------
Total Investments - 102.1%
 (cost $8,085,054)                                          7,868,182
Other Assets, less Liabilities - (2.1)%                      (161,095)
                                                           ------------
Net Assets - 100.0%                                        $7,707,087
                                                           ============

Note: Based on the cost of investments of $8,112,275 for Federal income tax purposes at February 28, 2003, the aggregate gross unrealized appreciation and depreciation were $215,684 and $459,777, respectively, resulting in net unrealized depreciation of investments of $244,093.

* Non-income-producing securities.

(1) Some of these shares, amounting to a market value of 166,950, or 2.2% of net assets, were out on loan to various brokers.
(2) Yields shown for these investment companies represent the February 28, 2003, seven-day average yield, which refers to the sum of the previous seven days' dividends paid, expressed as an annual percentage.
(3) Collateral received from brokers for securities lending was invested in these short-term investment.

Investments Abbreviations:
--------------------------
ADR: Securities whose value is determined or significantly
     influenced by trading on exchanges not located in the United States or Canada. ADR after the name of a holding stands for American
     Depositary Receipt, representing ownership of foreign securities on deposit with a domestic custodian bank. Sponsored ADRs are initiated by the underlying foreign company.

The accompanying notes are an integral part of these financial statements.


------------------------------------------------------------------
SYSTEMATIC VALUE FUND
STATEMENT OF ASSETS AND LIABILITIES
February 28, 2003
------------------------------------------------------------------
ASSETS:
-------
Investments at value                             $  7,868,182
Receivable for investments sold                       152,457
Receivable for Fund shares sold                           741
Dividends, interest and other receivables              14,718
Prepaid expenses                                        1,137
                                                 ------------
Total assets                                        8,037,235
                                                 ------------
LIABILITIES:
------------
Payable for investments purchased                     132,816
Payable upon return of securities loaned              173,000
Accrued expenses:
 Investment advisory and management fees                  964
 Professional fees                                     11,816
 Custodian fees                                         7,000
 Transfer agent fees                                    3,025
 Other                                                  1,527
                                                 ------------
Total liabilities                                     330,148
                                                 ------------
NET ASSETS                                       $  7,707,087
                                                 ------------
Shares outstanding                                    952,475
                                                 ------------
Net asset value, offering and redemption
price per share (Institutional Class)                 $  8.09
                                                 ============
NET ASSETS REPRESENT:
---------------------
Paid-in capital                                  $  8,117,724
Undistributed net investment income                    13,551
Accumulated net realized loss from investments       (207,316)
Net unrealized depreciation of investments           (216,872)
                                                 ------------
Net Assets                                       $  7,707,087
                                                 ============
Investments at cost                              $  8,085,054
                                                 ============

The accompanying notes are an integral part of these financial statements.


------------------------------------------------------------------
SYSTEMATIC VALUE FUND
STATEMENT OF OPERATIONS
For the fiscal period fom April 1, 2002* to February 28, 2003
------------------------------------------------------------------
INVESTMENT INCOME:
------------------
Dividend income                                 $   63,224
Interest income                                      3,570
Securities lending fees                                 68
                                                -----------
Total investment income                             66,862
                                                -----------
EXPENSES:
---------
Investment advisory and management fees             26,633
Custodian fees                                      19,923
Transfer agent fees                                 18,014
Professional fees                                   13,569
Registration fees                                    3,030
Miscellaneous                                        2,478
                                                -----------
Total expenses before offsets                       83,647
                                                -----------
Less: Expense reimbursements                       (49,404)
                                                -----------
Net expenses                                        34,243
                                                -----------
Net investment income                               32,619
                                                -----------
NET REALIZED AND UNREALIZED LOSS:
---------------------------------
Net realized loss on investments                  (207,316)
Net unrealized depreciation of investments        (216,872)
                                                -----------
Net realized and unrealized loss                  (424,188)
                                                -----------
Net Decrease in Net Assets
Resulting from Operations                       $ (391,569)
                                                ===========
* Commencement of operations.

The accompanying notes are an integral part of these financial statements.


------------------------------------------------------------------
SYSTEMATIC VALUE FUND
STATEMENT OF CHANGES IN NET ASSETS
For the fiscal period from April 1, 2002* to February 28, 2003
------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
---------------------------------
 Net investment income                          $    32,619
 Net realized loss on investments                  (207,316)
 Net unrealized depreciation
  of investments                                   (216,872)
                                                -------------
 Net decrease in net assets
  resulting from operations                        (391,569)
                                                -------------
DISTRIBUTIONS TO SHAREHOLDERS:
------------------------------
From net investment income                          (19,068)
                                                -------------
FROM CAPITAL SHARE TRANSACTIONS:
--------------------------------
 Proceeds from the sale of shares                 8,730,859
 Reinvestment of dividends                           19,068
 Cost of shares repurchased                        (632,203)
                                                -------------
Net increase from capital share
 transactions                                     8,117,724
                                                -------------
Total increase in net assets                      7,707,087
                                                -------------
NET ASSETS:
-----------
Beginning of period                                     -
End of period                                   $ 7,707,087
                                                =============
End of period undistributed
 net investment income                            $  13,551
                                                =============
SHARE TRANSACTIONS:
-------------------
 Sale of shares                                   1,020,673
 Shares issued in connection with
  reinvestment of dividends                           2,248
 Shares repurchased                                 (70,446)
                                                -------------
  Net increase in shares                            952,475
                                                =============
* Commencement of operations.

The accompanying notes are an integral part of these financial statements.


------------------------------------------------------------------
SYSTEMATIC VALUE FUND
FINANCIAL HIGHLIGHTS
For a share of Institutional Class of capital stock outstanding throughout the fiscal period
------------------------------------------------------------------
                                              FROM APRIL 1, 2002*
                                             TO FEBRUARY 28, 2003
                                            ----------------------
NET ASSET VALUE, BEGINNING OF PERIOD            $  10.00
                                                ---------
INCOME FROM INVESTMENT OPERATIONS:
----------------------------------
 Net investment income                              0.03
 Net realized and unrealized loss on investments   (1.92)
                                                ---------
Total from investment operations                   (1.89)
                                                ---------
LESS DISTRIBUTIONS TO SHAREHOLDERS FROM:
----------------------------------------
Net investment income                              (0.02)
                                                ---------
NET ASSET VALUE, END OF PERIOD                  $   8.09
                                                =========
------------------------------------------------------------------
Total Return (a)                                (18.91)% (b)

Ratio of net expenses to average
  net assets                                       0.90% (c)

Ratio of net investment income to average
  net assets                                       0.86% (c)

Portfolio turnover                                  119% (b)

Net assets at end of period (000's omitted)       $7,707
------------------------------------------------------------------
Expense Offsets (d)
-------------------
Ratio of total expenses to average net assets      2.20% (c)

Ratio of net investment loss to average
  net assets                                     (0.44)% (c)
------------------------------------------------------------------
* Commencement of operations.

(a) Total returns and net investment income would have been lower had certain expenses not been reduced.
(b)  Not annualized.
(c)  Annualized.
(d)  Ratio information assuming no reduction of Fund expenses.
     (See Notes to Financial Statements.)


------------------------------------------------------------------
SYSTEMATIC VALUE FUND
NOTES TO FINANCIAL STATEMENTS
February 28, 2003
------------------------------------------------------------------
(1) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
----------------------------------------------
Managers AMG Funds (the "Trust") is a no-load, open-end management investment company, organized as a Massachusetts business trust, and registered under the Investment Company Act of 1940, as amended (the "1940 Act"). Currently, the Trust is comprised of a number of different funds, each having distinct investment management objectives, strategies, risks and policies. Included in this report is an equity fund, the Systematic Value Fund (the "Fund").

Currently, the Fund has registered Institutional and Investor Class shares. However, only the Institutional Class shares are currently offered. The Institutional Class shares (with a minimum investment of $1,000,000) are designed primarily for institutional investors that meet certain administrative and servicing criteria.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements:

(a) VALUATION OF INVESTMENTS
----------------------------
Equity securities traded on a domestic securities exchange and over-the-counter securities are valued at the last quoted sale price, or, lacking any sales, at the last quoted bid price. Short-term investments, having a remaining maturity of 60 days or less, are valued at amortized, cost which approximates market. Investments in other regulated investment companies are valued at their end-of-day net asset value per share. Securities and other instruments for which market quotations are not readily available are valued at fair value, as determined in good faith and pursuant to procedures adopted by the Board of Trustees.

(b) SECURITY TRANSACTIONS
-------------------------
Security transactions are accounted for as of trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

(c) INVESTMENT INCOME AND EXPENSES
----------------------------------
Dividend income is recorded on the ex-dividend date. Interest income, which includes amortization of premium and accretion of discount on debt securities is accrued as earned. Non-cash dividends included in dividend income, if any, are reported at the fair market value of the securities received. Other income and expenses are recorded on an accrual basis. Expenses that cannot be directly attributed to a fund are apportioned among the funds in the Trust, and in some cases other affiliated funds based upon their relative average net assets or number of shareholders.

------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (continued)
------------------------------------------------------------------
The Fund has a "balance credit" arrangement with the Bank of New York ("BNY"), the Fund's custodian bank, whereby the Fund is credited with an interest factor equal to 1% below the effective 90 day T-Bill rate for account balances left uninvested overnight. This credit serves to reduce custody expenses that would otherwise be charged to the Fund. For the period from April 1, 2002 (commencement of operations) to February 28, 2003, the Fund's custodian expense was not reduced.

(d) DIVIDENDS AND DISTRIBUTIONS
-------------------------------
Dividends resulting from net investment income, if any, normally will be declared and paid annually in December. Distributions of capital gains, if any, will also be made annually in December and when required for Federal excise tax purposes. Income and capital gain distributions are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for losses deferred due to wash sales and possibly equalization accounting for tax purposes. Permanent book and tax basis differences, if any, relating to shareholder distributions will result in reclassifications to paid-in capital. The tax character of the distribution paid during 2002 was $19,068 from ordinary income. As of February 28, 2003, the components of distributable earnings (excluding unrealized appreciation/depreciation) on a tax basis consisted of $143,057 capital loss carryforward and $13,551 undistributed ordinary income.

(e) FEDERAL TAXES
-----------------
The Fund intends to comply with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, and to distribute substantially all of its taxable income and gains to its shareholders and to meet certain diversification and income requirements with respect to investment companies. Therefore, no provision for Federal income or excise tax is included in the accompanying financial statements.

(f) CAPITAL LOSS CARRYOVERS
---------------------------
At February 28, 2003, the Fund had an accumulated net realized capital loss carryover from securities transactions for Federal income tax purposes of $143,057, expiring February 28, 2011.

(g) CAPITAL STOCK
-----------------
The Trust's Declaration of Trust authorizes the issuance of an unlimited number of shares of beneficial interest with $0.001 par value per share. The Fund records sales and repurchases of its capital stock on the trade date. The cost of securities contributed to the Fund in connection with the issuance of shares are based on the valuation of those securities in accordance with the Fund's policy on investment valuation. Dividends and distributions to shareholders are recorded on the ex-dividend date.

------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (continued)
------------------------------------------------------------------
At February 28, 2003, certain shareholders individually held greater than 10% of the outstanding shares of the Fund as follows: Three accounts each owned over 10% of the outstanding shares which combined totaled 88% of the outstanding shares of the Fund at February 28, 2003.

(h) REPURCHASE AGREEMENTS
-------------------------
The Fund may enter into repurchase agreements provided that the value of the underlying collateral, including accrued interest, will be equal to or exceed the value of the repurchase agreement during the term of the agreement. The underlying collateral for all repurchase agreements is held in safekeeping by the Fund's custodian or at the Federal Reserve Bank.

If the seller defaults and the value of the collateral declines, or if bankruptcy proceedings commence with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(2) AGREEMENTS AND TRANSACTIONS WITH AFFILIATES
-----------------------------------------------
The Fund has entered into an Investment Management Agreement under which The Managers Funds LLC (the "Investment Manager"), a subsidiary of Affiliated Managers Group, Inc. ("AMG"), serves as investment manager to the Fund and is responsible for the Fund's overall administration. The Fund is distributed by Managers Distributors, Inc. ("MDI"), a wholly-owned subsidiary of The Managers Funds LLC. The Fund's investment portfolio is managed by Systematic Financial Management, L.P. ("Systematic"), which serves pursuant to a Sub-Advisory Agreement by and between the Investment Manager and Systematic with respect to the Fund. AMG indirectly owns a majority interest in Systematic. Certain Trustees and Officers of the Fund are Officers and/or Directors of the Investment Manager, AMG, and/or MDI.

The Fund is obligated by the Investment Management Agreement to pay an annual management fee to the Investment Manager of 0.70% of the average daily net assets. The Investment Manager, in turn, pays Systematic 0.70% of the average daily net assets of the Fund for its services as sub-advisor. Under the Investment Management Agreement with the Fund, the Investment Manager provides a variety of administrative services to the Fund. The Investment Manager receives no additional compensation from the Fund for these services. Pursuant to a Reimbursement Agreement between the Investment Manager and Systematic, Systematic reimburses the Investment Manager for the costs the Investment Manager bears in providing such services to the Fund.

The Investment Manager has contractually agreed, through at least July 1, 2003, to waive fees and pay or reimburse the Fund to the extent that the total operating expenses exceed 0.90% of the Fund's average daily net assets. The Fund is obligated to repay the Investment Manager such amounts waived, paid or reimbursed in future years provided that the repayment occurs within three (3) years after the waiver or reimbursement occurs and that such repayment would

------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (continued)
------------------------------------------------------------------
not cause the Fund's total operating expenses in any such year to exceed 0.90% of the Fund's average daily net assets. In addition to any other waiver or reimbursement agreed to by the Investment Manager, Systematic from time to time may waive all or a portion of its fee. In such an event, the Investment Manager will, subject to certain conditions, waive an equal amount of the management fee. For the period April 1, 2002 (commencement of operations) to February 28, 2003, the Investment Manager reimbursed the Fund $49,404.

The aggregate annual fee paid to each outside Trustee for serving as a Trustee of the Trust is $5,000. The Trustee fee expense shown in the financial statements represents the Fund's allocated portion of the total fees and expenses paid by the Fund and other affiliated funds in the Trust and in the complex.

(3) PURCHASES AND SALES OF SECURITIES
-------------------------------------
Purchases and sales of securities, excluding short-term securities, for the period April 1, 2002 to February 28, 2003, for the Fund were $13,336,262 and $5,474,457, respectively. There were no purchases or sales of U.S. Government securities for the Fund.

(4) PORTFOLIO SECURITIES LOANED
-------------------------------
The Fund may participate in a securities lending program offered by BNY providing for the lending of portfolio securities to qualified brokers. Collateral on all securities loaned is accepted in cash and/or government securities. Collateral is maintained at a minimum level of 102% of the market value, plus interest, if applicable, of the investments on loan. Collateral received in the form of cash is invested temporarily in institutional money market funds or other short-term investments by BNY. Earnings of such temporary cash investments are divided between BNY, as a fee for its services under the program, and the Fund according to agreed-upon rates.

------------------------------------------------------------------
REPORT OF INDEPENDENT ACCOUNTANTS
------------------------------------------------------------------

To the Trustees of Managers AMG Funds and the Shareholders of
Systematic Value Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of portfolio investments, and the related statement of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Systematic Value Fund (hereafter referred to as the "Fund"), at February 28, 2003, and the results of its operations, the changes in its net assets and the financial highlights for the period indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at February 28, 2003 by correspondence with the custodian and brokers, provides a reasonable basis for our opinion.


PricewaterhouseCoopers LLP
Boston, Massachusetts
April 15, 2003

------------------------------------------------------------------
TRUSTEES AND OFFICERS
------------------------------------------------------------------
The Trustees and Officers of the Trust, their business addresses, principal occupations for the past five years and dates of birth are listed below. The Trustees provide broad supervision over the affairs of the Trust and the Funds. The Trustees are experienced executives who meet periodically throughout the year to oversee the Funds' activities, review contractual arrangements with companies that provide services to the Funds, and review the Funds' performance. Unless otherwise noted, the address of each Trustee or Officer is the address of the Trust: 40 Richards Avenue, Norwalk, Connecticut 06854.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed for cause by the remaining Trustees; and (c) any Trustee may be removed by action of two-thirds of the outstanding shares of the Trust.

INDEPENDENT TRUSTEES
--------------------

                                                             NUMBER OF
                    POSITION(S) HELD                         FUNDS IN FUND
                    WITH TRUST AND       PRINCIPAL           COMPLEX
NAME AND DATE       LENGTH OF TIME       OCCUPATIONS DURING  OVERSEEN BY     OTHER DIRECTORSHIPS
OF BIRTH            SERVED               PAST 5 YEARS        TRUSTEE         HELD BY TRUSTEE
------------------  -------------------  ------------------  -------------   -------------------
Jack W. Aber        Trustee since 1999   Professor of Finance,     22        Trustee of Appleton
DOB: 9/9/37                              Boston University                   Growth Fund (1 portfolio);
                                         School of Management                Trustee of Third Avenue
                                         (1972-Present)                      Trust (4 portfolios);
                                                                             Trustee of Third Avenue
                                                                             Variable Series Trust
                                                                             (1 portfolio)
--------------------------------------------------------------------------------------------------
William E.          Trustee since 1999   President and Owner,      22        Trustee of Third Avenue
  Chapman, II                            Longboat Retirement                 Trust (4 portfolios);
DOB: 9/23/41                             Planning Solutions                  Trustee of Third Avenue
                                         (1998-Present); Hewitt              Variable Series Trust
                                         Associates, LLC (part               (1 portfolio)
                                         time) (provider of
                                         Retirement and Investment
                                         Education Seminars);
                                         President, Retirement
                                         Plans Group, Kemper
                                         Funds (1990-1998)
--------------------------------------------------------------------------------------------------
Edward J. Kaier     Trustee since 1999   Partner, Hepburn Willcox  22        Trustee of Third Avenue
DOB: 9/23/45                             Hamilton & Putnam                   Trust (4 portfolios);
                                         (1977-Present)                      Trustee of Third Avenue
                                                                             Variable Series Trust
                                                                             (1 portfolio)
--------------------------------------------------------------------------------------------------
Eric Rakowski       Trustee since 1999   Professor, University     22        Trustee of Third Avenue
DOB: 6/5/58                              of California at                    Trust (4 portfolios);
                                         Berkeley School of Law              Trustee of Third Avenue
                                         (1990-Present); Visiting            Variable Series Trust
                                         Professor, Harvard Law              (1 portfolio)
                                         School (1998-1999)
--------------------------------------------------------------------------------------------------

------------------------------------------------------------------
TRUSTEES AND OFFICERS (continued)
------------------------------------------------------------------

INTERESTED TRUSTEES (1)
-----------------------

                                                             NUMBER OF
                    POSITION(S) HELD                         FUNDS IN FUND
                    WITH TRUST AND       PRINCIPAL           COMPLEX
NAME AND DATE       LENGTH OF TIME       OCCUPATIONS DURING  OVERSEEN BY     OTHER DIRECTORSHIPS
OF BIRTH            SERVED               PAST 5 YEARS        TRUSTEE         HELD BY TRUSTEE
------------------  -------------------  ------------------  -------------   -------------------
Sean M. Healey      Trustee since 1999   President and Chief      22                None
DOB: 5/9/61                              Operating Officer,
                                         Affiliated Managers
                                         Group, Inc.
                                         (1999-Present);
                                         Director, Affiliated
                                         Managers Group, Inc.
                                         (2001-Present);
                                         Executive Vice President,
                                         Affiliated Managers Group,
                                         Inc. (1995-1999); Vice
                                         President, Goldman,
                                         Sachs & Company (1987-1995)
--------------------------------------------------------------------------------------------------
Peter M. Lebovitz   Trustee since 2002,  President and Chief      22                None
DOB: 1/18/55        President since 1999 Executive Officer,
                                         The Managers Funds
                                         LLC (1999-Present);
                                         President, Managers
                                         Distributors, Inc.
                                         (2000-Present);
                                         Director of Marketing,
                                         The Managers Funds,
                                         LP (1994-1999);
                                         Director of Marketing,
                                         Hyperion Capital
                                         Management, Inc.
                                         (1993-1994); Senior
                                         Vice President,
                                         Greenwich Asset
                                         Management, Inc.
                                         (1989-1993)
--------------------------------------------------------------------------------------------------

(1) Mr. Healey is an interested person of the Trust within the meaning of the 1940 Act by virtue of his positions with, and interest in securities of Affiliated Managers Group, Inc. Mr. Lebovitz is an interested person of the Trust within the meaning of the 1940 Act by virtue of his positions with The Managers Funds LLC and Managers Distributors, Inc.

------------------------------------------------------------------
TRUSTEES AND OFFICERS (continued)
------------------------------------------------------------------
OFFICERS
--------

                          POSITION(S) HELD
                          WITH TRUST AND
NAME AND DATE             LENGTH OF TIME         PRINCIPAL OCCUPATIONS
OF BIRTH                  SERVED                 DURING PAST 5 YEARS
---------------------     ---------------------  ----------------------
John Kingston, III        Secretary since 1999   Senior Vice President
DOB: 10/23/65                                    and General Counsel
                                                 (2002-Present), Vice
                                                 President and Associate
                                                 General Counsel
                                                 (1999-2002), Affiliated
                                                 Managers Group, Inc;
                                                 Director and Secretary,
                                                 Managers Distributors,
                                                 Inc. (2000-Present);
                                                 Served in a general
                                                 counseling capacity,
                                                 Morgan Stanley Dean Witter
                                                 Investment Management, Inc.
                                                 (1998-1999); Associate,
                                                 Ropes and Gray (1994-1998)
-------------------------------------------------------------------------
Donald S. Rumery         Treasurer since 1999    Director, Finance and Planning,
DOB: 5/29/58                                     The Managers Funds LLC,
                                                 (1994-Present); Treasurer and
                                                 Chief Financial Officer,
                                                 Managers Distributors, Inc.
                                                 (2000-Present); Treasurer and
                                                 Secretary, The Managers Funds,
                                                 Managers Trust I and Managers
                                                 Trust II
-------------------------------------------------------------------------
Galan G. Daukas          Chief Financial Officer Chief Financial Officer, The
DOB: 10/24/63            since 2002              Managers Funds, Managers
                                                 Trust I and Managers Trust II
                                                 (2002-Present); Chief Operating
                                                 Officer, The Managers Funds
                                                 LLC (2002-Present); Chief
                                                 Operating Officer and Chairman
                                                 of the Management Committee,
                                                 Harbor Capital Management
                                                 Co., Inc. (2000-2002); Chief
                                                 Operating Officer, Fleet
                                                 Investment Advisors
                                                 (1992-2000)
-------------------------------------------------------------------------

                [LOGO OMITTED:  MANAGERS AMG FUNDS]

INVESTMENT MANAGER AND ADMINISTRATOR
------------------------------------
The Managers Funds LLC
40 Richards Avenue
Norwalk, Connecticut 06854-2325
(203) 857-5321 or (800) 835-3879

SUB-ADVISOR
-----------
Systematic Financial Management, LLP
300 Frank W. Burr Blvd.
Glenpointe East, 7th Floor
Teaneck, New Jersey 07666

CUSTODIAN
---------
The Bank of New York
100 Church Street, 10th Floor
New York, New York 10286

LEGAL COUNSEL
-------------
Goodwin Procter LLP
Exchange Place
Boston, Massachusetts 02109

TRANSFER AGENT
--------------
Boston Financial Data Services, Inc.
attn: Managers AMG Funds
P.O. Box 8517
Boston, Massachusetts 02266-8517
(800) 252-0682

TRUSTEES
--------
Jack W. Aber
William E. Chapman, II
Sean M. Healey
Edward J. Kaier
Peter M. Lebovitz
Eric Rakowski

This report is prepared for the information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by an effective Prospectus, which is available by calling 1-800-835-3879. Distributed by Managers Distributors, Inc., a NASD member.

                     www.managersamg.com
                    www.managersfunds.com

ITEM 2.  CODE OF ETHICS
=======================
Not applicable pursuant to SEC Release No. 34-47262
(January 7, 2003).


ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT
=========================================
Not applicable pursuant to SEC Release No. 34-47262
(January 7, 2003).


ITEMS 4-6.  [RESERVED]
======================


ITEM 7.  DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR
         CLOSED-END MANAGEMENT INVESTMENT COMPANIES
===============================================================
Not applicable.


ITEM 8.  [RESERVED]
===================


ITEM 9.  CONTROLS AND PROCEDURES
================================
(a)      Not applicable pursuant to SEC Release No. 34-47262
         (January 7, 2003).

(b) There were no significant changes in the registrant's internal controls or in other factors that could significantly affect these controls subsequent to the date of our evaluation.


ITEM 10. EXHIBITS
=================
(a)      Not applicable pursuant to SEC Release No. 34-47262
         (January 7, 2003).

(b) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2) is attached as Exhibit 99.CERT.

                             SIGNATURES
                             ----------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

MANAGERS AMG FUNDS


By:     /s/ Peter M. Lebovitz
        ----------------------------
        Peter M. Lebovitz, President


Date:   April 22, 2003
        --------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By:     /s/ Peter M. Lebovitz
        ----------------------------
	Peter M. Lebovitz, President


Date:   April 22, 2003
        --------------


By:     /s/ Galan G. Daukas
        ----------------------------------------
	Galan G. Daukas, Chief Financial Officer


Date:   April 22, 2003
        --------------